Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-179272

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 3

dated January 23, 2013 to the

M Intelligent VUL Prospectus

dated May 1, 2012, as supplemented July 25, 2012 and December 19, 2012

This supplement amends certain disclosure in the above-referenced prospectus for the Contract with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Vanguard VIF Equity Index Portfolio

On page 8 of the M Intelligent Life VUL prospectus, the annual portfolio operating expenses table has changed as follows to reflect the addition of a new portfolio for allocation of Policy values effective January 25, 2013:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Vanguard VIF Equity Index Portfolio	0.14%	0.00%	0.03%	0.00%	0.17%	0.00%	0.17%

On page 26 of the prospectus, the Portfolio Investment Managers and Investment Objectives table has changed as follows to reflect the addition of the new portfolio:

Portfolio	Investment Manager	Investment Objective
Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

For more information about these changes and about the portfolio generally, refer to the Vanguard VIF Equity Index Portfolio prospectus.

A13922 (01/13)